BANK LOANS	12 Months Ended
Jun. 30, 2026
Debt Disclosure [Abstract]
BANK LOANS

NOTE 10 – BANK LOANS

Bank loans consisted of the following:

	As of	As of
	June 30, 2026	June 30, 2025
Dongguan Rural Commercial Bank (1)	$3,622,645	$4,058,207
Total	3,622,645	4,058,207
Less: short-term loans	(1,474,000)	(698,000)
Less: current portion of long-term loans	(1,695,590)	(1,324,854)
Long-term loans	$453,055	$2,035,353

(1)	On July 17, 2020, the Company entered into multiple loan facility agreements with Dongguan Rural Commercial Bank for an aggregate of $7.3 million (RMB50 million) to support the working capital needs and the Company’s CIP projects. The loans have tenure varying between one and eight years. The loans bear a variable interest rate based on the prime interest rate set by the People’s Bank of China at the time of borrowing, plus difference basis points. The Company pledged the land use right of approximately $0.6 million and buildings of approximately $3.3 million from Meijia as collateral to secure total loans facility of $4.4 million (RMB30 million). Mr. Silong Chen, the CEO of the Company, pledged personal property as collateral to secure the remaining loans facility of $2.9 million (RMB20 million). Dongguan Dogness, Meijia and Mr. Silong Chen also provided guarantee for the loans. As of June 30, 2026, the outstanding balance was $3,622,645. The Company repaid $2,841,518 (RMB19,277,596) subsequent to the year end.

Interest expenses for the above-mentioned loans amounted to $140,389, $200,150 and $294,628 for the years ended June 30, 2026, 2025 and 2024, respectively.

The repayment schedule for the Company’s bank loans is as follows:

Twelve months ending June 30,	Repayment
2027	$3,169,590
2028	451,918
2029	1,137
Total	$3,622,645